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                       CONSENT OF INDEPENDENT ACCOUNTANTS



        We hereby consent to the incorporation by reference in the Statement of Additional Information constituting part of this Registration Statement on Form N-4 for Variable Separate Account (Portion Relating to the POLARIS II Variable Annuity) of Anchor National Life Insurance Company of our report dated November 19, 1999 and November 9, 1998, relating to the financial statements of Anchor National Life Insurance Company, and the use of our report dated March 3, 2000, relating to the financial statements of Variable Separate Account (Portion Relating to the POLARIS II Variable Annuity), which appear in such Statement of Additional Information. We also consent to the incorporation by reference of our report dated November 9, 1998, relating to the financial statements of Anchor National Life Insurance Company, into the Prospectus which constitutes part of this Registration Statement. We also consent to the incorporation by reference in such Prospectus of our report dated March 11, 1999, relating to the statement of assets acquired and liabilities assumed in the MBL Life Assurance Corporation transaction at December 31, 1998, appearing on page 8 of Anchor National Life Insurance Company's Current Report on Form 8-K/A dated March 12, 1999. We also consent to the reference to us under the heading "Financial Statements" in such Statement of Additional Information and to the reference to us under the heading "Independent Accountants" in such Prospectus.



        PricewaterhouseCoopers LLP
        Los Angeles, California
        March 20, 2000